Exhibit 99.1




                                                           May 9, 2007



FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                      ANNOUNCES FIRST QUARTER 2007 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the three month period ended March 31, 2007. Net income was $8,374,000 or $.04 per diluted common share for the three month period ended March 31, 2007 compared to net income of $80,693,000 or $.36 per diluted common share for the three month period ended March 31, 2006.

For more information on the Company's results of operations for the first quarter of 2007, please see the Company's Form 10-Q for the three months ended March 31, 2007, which was filed with the Securities and Exchange Commission today.




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           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                (In thousands, except earnings per share amounts)
                                   (Unaudited)
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

                                                                                  For the Three Month
                                                                                  Period Ended March 31,
                                                                              2007                     2006
                                                                            --------                  -------

Revenues and other income                                                 $   197,185               $  291,608
                                                                          ===========               ==========

Net securities gains                                                      $    15,921               $   38,714
                                                                          ===========               ==========

Income (loss) from continuing operations before income taxes
   and equity in income of associated companies                           $    (8,796)              $  111,539

Income taxes                                                                   (3,732)                  42,679
                                                                          -----------               ----------

Income (loss) from continuing operations before equity in
   income of associated companies                                              (5,064)                  68,860

Equity in income of associated companies, net of taxes                         12,925                   13,729
                                                                          -----------               ----------

Income from continuing operations                                               7,861                   82,589

Income (loss) from discontinued operations, including
   gain (loss) on disposal, net of taxes                                          513                   (1,896)
                                                                          -----------               ----------

   Net income                                                             $     8,374               $   80,693
                                                                          ===========               ==========


Basic earnings (loss) per common share:
Income (loss) from continuing operations                                        $ .04                    $ .38
Income (loss) from discontinued operations, including gain
   (loss) on disposal, net of taxes                                               --                      (.01)
                                                                                -----                    -----
   Net income                                                                   $ .04                    $ .37
                                                                                =====                    =====

Number of shares in calculation                                               216,409                  216,112
                                                                              =======                  =======

Diluted earnings (loss) per common share:
Income (loss) from continuing operations                                        $ .04                    $ .37
Income (loss) from discontinued operations, including gain
   (loss) on disposal, net of taxes                                               --                      (.01)
                                                                                -----                    -----
   Net income                                                                   $ .04                    $ .36
                                                                                =====                    =====

Number of shares in calculation                                               216,779                  231,765
                                                                              =======                  =======




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